UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 23, 2008
(Date of Report — date of earliest event reported)
BROOKFIELD HOMES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-31524 (Commission File Number)	37-1446709 (I.R.S. Employer Identification No.)

8500 Executive Park Avenue Suite 300 Fairfax, Virginia (Address of Principal Executive Offices)	22031 (Zip Code)
(703) 270-1700
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On December 23, 2008, Brookfield Homes Corporation issued a press release announcing that it had filed a registration statement with the Securities and Exchange Commission with respect to a proposed rights offering to its common stockholders of up to 10,000,000 shares of 8% convertible preferred stock. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:
99.1	Press Release issued by Brookfield Homes Corporation on December 23, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 23, 2008

BROOKFIELD HOMES CORPORATION
By:	/s/ CRAIG J. LAURIE
Craig J. Laurie
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release issued by Brookfield Homes Corporation on December 23, 2008.